UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2023
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-41428	87-4340782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way	84123
Suite 200
Murray
Utah
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 5, 2023, R1 RCM Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), to acquire the revenue cycle management business (“Acclara”) of Providence Health & Services – Washington (“Providence”) and certain of its affiliates. As part of the acquisition and as a closing condition thereto, concurrently with the closing of acquisition, Acclara will enter into a 10-year commercial agreement with Providence for the provision of comprehensive revenue cycle services to Providence (the “Providence RCM Agreement”).

Item 3.02    Unregistered Sales of Equity Securities

As further described in Item 8.01, under the terms of the Purchase Agreement, at the closing of the acquisition and as part of the consideration thereof, the Company expects to issue a warrant to acquire up to 12,192,000 shares of common stock, par value $0.01, of the Company to Providence (the “Warrant”). The offer and issuance of the Warrant is expected to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Providence has represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Warrant is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

The information set forth in Item 8.01 below with respect to the Warrant is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

On December 6, 2023, the Company issued a press release announcing Providence’s selection of the Company as its long-term revenue cycle management partner, including the signing of the Purchase Agreement and the potential entry into the Providence RCM Agreement, and that the Company will hold a live audio webcast conference call today at 8:00 a.m. ET to discuss the transaction. In connection with the webcast conference call, the Company has prepared an investor presentation, which will be posted on the Company’s Investor Relations website at ir.r1rcm.com prior to the start thereof. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events

Securities Purchase Agreement

On December 5, 2023, the Company entered into the Purchase Agreement, by and among the Company, Lindy Transfer Holdings, Inc. (“Holdings”), Lind Holdings LLC (“Seller”) and certain other holders of Acclara (the “Acclara Sellers”). Pursuant to the Purchase Agreement, (i) the Company will purchase from Seller all of the issued and outstanding shares of common stock of Holdings, (ii) the Company will purchase from the Acclara Sellers all of the issued and outstanding shares of common stock of Acclara not held beneficially by Holdings, (iii) vested options to purchase shares of common stock of Acclara granted under any Acclara equity incentive plan, program or agreement will be canceled in exchange for cash consideration to be paid by the Company and (iv) unvested options to purchase shares of common stock of Acclara will be canceled without the payment of any consideration.

The consideration for the acquisition will consist of $675.0 million in cash and the Warrant to purchase up to 12,192,000 shares of the Company’s common stock with an exercise price of $10.52 per share. The Warrant will be exercisable immediately upon issuance, will expire five years from the closing of the acquisition, and other than in certain limited customary circumstances, neither the Warrant nor the shares of common stock issuable upon the conversion or exercise thereof may be sold, transferred, pledged, encumbered, assigned, or otherwise disposed of without the prior written consent of the Company for a period of three years following the closing of the acquisition. The Company expects to finance the cash portion of the consideration and the fees and expenses associated with the acquisition with a combination of a new incremental senior secured first lien term loan B facility, cash on hand, and borrowings under the Company’s existing revolving credit facility.

The consummation of the acquisition is subject to certain conditions, including, among other things, entry into the Commercial Agreements (as defined herein), the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and other customary closing conditions. The consummation of the acquisition is not subject to approval from the Company’s stockholders. The Purchase Agreement may be terminated, among other things, (i) by mutual consent of the Company and Seller, (ii) by the Company or Seller upon a breach of certain of the representations and warranties in the Purchase Agreement by the other which has not been cured, (iii) if an order is issued by an applicable governmental authority permanently enjoining the consummation of the acquisition, or (iv) if the closing of the transaction has not occurred on or prior to March 4, 2024 (subject to a nine-month extension if antitrust approval is not obtained prior to March 4, 2024). The acquisition is expected to close in early 2024.

Commercial Agreements

Concurrently with the closing of the acquisition and as a closing condition thereto, Acclara will enter into (i) the Providence RCM Agreement with Providence for the provision of revenue cycle management services by Acclara and its affiliates under Company ownership and (ii) amendments to existing revenue cycle management services contracts with certain Providence physician groups (together with the Providence RCM Agreement, the “Commercial Agreements”). If the acquisition is consummated and the Commercial Agreements are entered into, the agreements are expected to have a 10-year term and be subject to termination in the following situations: for uncured material breaches; for sustained and consistent failures with respect to defined key performance indicators; in the event a party is excluded from certain healthcare programs; if Acclara is unable to perform services as a result of a change in applicable law; if a party is subject to certain bankruptcy or similar insolvency or event of default occurrences; if the customer sells or divests its facilities to an unaffiliated third party; if a regulator, arbiter or court prohibits Acclara from providing services in any material jurisdiction; or as a result of a force majeure event.

Nomination and Registration Rights; Lock-Up

Pursuant to the Purchase Agreement, concurrently with the closing of the acquisition, the Company will enter into a Director Nomination Agreement, pursuant to which Providence shall be entitled to nominate one individual to the Company’s Board of Directors for the earlier of three consecutive one-year terms following the closing of the acquisition or termination of either of the Commercial Agreements. Thereafter, Providence will have certain Board observer rights, subject to limitations.

In addition, concurrently with the closing of the acquisition, Providence will execute a joinder to the Company’s Second Amended and Restated Registration Rights Agreement, dated as of June 21, 2022, to provide Providence with unlimited piggyback registration rights with respect to the shares of common stock issuable upon the conversion or exercise of the Warrant, subject to certain limitations as it relates to primary issuances. Pursuant to the Warrant, Providence may not directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of the Warrant or the shares of common stock issuable upon the conversion or exercise thereof without the prior written consent of the Company, other than in certain limited customary circumstances, for a period of three years following the closing of the acquisition.

Debt Commitment Letter

Concurrently with the signing of the Purchase Agreement, the Company entered into that certain commitment letter, dated as of December 5, 2023 (the “Commitment Letter”), with JPMorgan Chase Bank, N.A., Bank of America, N.A., BofA Securities, Inc. and Barclays Bank PLC for an incremental senior secured first lien term loan B facility up to $500 million (the “Incremental Term Loan”). The Commitment Letter and the commitments contemplated thereby will terminate on December 12, 2024. The proceeds of the Incremental Term Loan will be used, together with cash on hand and borrowings under the Company’s existing revolving credit facility, to finance the cash consideration of the acquisition and related fees and expenses. If issued, the Incremental Term Loan will have terms generally consistent with those of the Company’s existing term loans under the Company’s Second Amended and Restated Credit Agreement, dated as of June 21, 2022, and will otherwise include customary interest, maturity, amortization and prepayment provisions for an incremental term loan B facility of this nature. The commitments set forth in the Commitment Letter are subject to customary conditions contained in the Commitment Letter, including the execution of definitive documentation and the consummation of the acquisition and related transactions.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events and relationships, plans, future growth and future performance, including, but not limited to, statements about the expected timing, completion and effects of the acquisition and related transactions and Commercial Agreements, the Company’s strategic initiatives, the Company’s capital plans, the Company’s costs, the Company’s ability to successfully implement new technologies, the Company’s future financial and operational performance and the Company’s liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “should,” “target,” “would” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s and Providence’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the ability of the parties to consummate the acquisition and related transactions in a timely manner or at all; (ii) satisfaction of the conditions precedent to the consummation of the acquisition and related transactions, including the receipt of required regulatory approvals; (iii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition and related transactions, including the Commercial Agreements; (iv) the impact of the restatements of the financial statements for non-reliance periods, and the non-compliance notice from Nasdaq relating to the Company’s late Form 10-Q, on the price of the Company’s common stock, reputation and relationships with investors, suppliers, customers, employees and other parties; and (v) the Company’s ability to remediate the material weakness in its internal control over financial reporting. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2022, quarterly reports on Form 10-Q and any other periodic reports that the Company may file with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibit Number	Description
	99.1	Press Release dated December 6, 2023
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: December 6, 2023

By: /s/ Jennifer Williams
Name: Jennifer Williams
Title: Chief Financial Officer